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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 24, 2003


             TransDigm Inc.                      TransDigm Holding Company
--------------------------------------    --------------------------------------
(Exact name of registrant as specified    (Exact name of registrant as specified
             in its charter)                           in its charter)

               Delaware                                  Delaware
--------------------------------------    --------------------------------------
   (State or other Jurisdiction of            (State or other Jurisdiction of
    incorporation or organization)             incorporation or organization)

                                    333-71397
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                             (Commission File Number)

              34-1750032                                13-3733378
--------------------------------------    --------------------------------------
 (I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio               44143
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(Address of principal executive offices)                         (Zip Code)

                                 (216) 289-4939
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                (Registrants' telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report.)

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Item 5. Other Events

     On January 24, 2003, TransDigm Inc. issued a press release announcing its agreement to acquire the business of Norco Inc. from TransTechnology Corporation. A copy of the press release is attached to this report as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.     Description
-----------     -----------
    99.1        Press Release issued January 24, 2003


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRANSDIGM INC.



                                  By:    /s/ Gregory Rufus
                                     -----------------------------------------
                                     Gregory Rufus
                                     Chief Financial Officer


Date: January 24, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRANSDIGM HOLDING COMPANY

                                  By:   /s/ Gregory Rufus
                                      ----------------------------------------
                                      Gregory Rufus
                                      Chief Financial Officer

Date: January 24, 2003


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press Release issued January 24, 2003